UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 10, 2020

Heat Biologics, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35994	26-2844103
(Commission File Number)	(IRS Employer Identification No.)

627 Davis Drive, Suite 400

Morrisville, North Carolina 27560

 (Address of principal executive offices and zip code)

(919) 240-7133

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0002 par value per share	HTBX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.   Entry Into A Material Definitive Agreement.

On March 10, 2020, Heat Biologics, Inc. (the “Company”) entered into Amendment No. 2 dated March 10, 2020 (“Amendment No. 2”) to the Rights Agreement dated March 11, 2018, as amended by Amendment No. 1 thereto (“Amendment No. 1”) dated March 8, 2019 (the “ Rights Agreement”) by and between the Company and Continental Stock Transfer & Trust Company, as rights agent. Under the terms of Amendment No. 2, the expiration date of the Company’s stockholder rights plan has been extended to March 11, 2021, or such earlier date that the Company redeems or exchanges the rights as described in the Rights Agreement.

A copy of Amendment No. 2 is included as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated by reference herein.   A copy of the Rights Agreement as originally executed is included as Exhibit 4.1 to this Current Report on Form 8-K and Amendment No. 1 is included as Exhibit 4.2 to this Current Report on Form 8-K and such agreements are incorporated herein by reference. The foregoing summary of Amendment No. 2 and the Rights Agreement are qualified in their entirety by reference to Exhibits 4.1, 4.2 and 4.3.

Item 3.03.   Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 12, 2020, the Board of Directors (the “Board”) of the Company granted two executive officers of the Company, Dr. Jeff Hutchins, Chief Scientific Officer and Chief Operating Officer of the Company, and William Ostrander, Vice President of Finance of the Company, the following equity-based awards: (i) Dr. Hutchins was awarded a stock option to purchase 500,000 shares of the Company’s common stock, and (ii) Mr. Ostrander was awarded a stock option to purchase 150,000 shares of the Company’s common stock. The stock option awards vest pro rata on a monthly basis over 48 months commencing on April 1, 2020, subject to the officer’s continuous service to the Company on each applicable vesting date. The options are exercisable for a period of ten years from the date of grant and have an exercise price of $0.60 per share.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
4.1

Rights Agreement dated as of March 11, 2018 by and between Heat Biologics, Inc. and Continental Stock Transfer & Trust Company, as rights agent (incorporated by reference to the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 12, 2018 (File No. 001-35994))

4.2

Amendment No. 1 to the Rights Agreement dated as of March 8, 2019 to the Rights Agreement dated March 11, 2018 by and between Heat Biologics, Inc. and Continental Stock Transfer & Trust Company, as rights agent (incorporated by reference to the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 12, 2019 (File No. 001-35994))

4.3

Amendment No. 2 to the Rights Agreement dated as of March 10, 2020 to the Rights Agreement dated March 11, 2018, as amended by Amendment No. 1 thereto, dated as of March 8, 2019, by and between Heat Biologics, Inc. and Continental Stock Transfer & Trust Company, as rights agent (incorporated by reference to the Registration Statement on Form 8-A/A filed with the Securities and Exchange Commission on March 13, 2020 (File No. 001-35994))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2020	HEAT BIOLOGICS, INC.

	By:	/s/ Jeffrey Wolf
	Name:	Jeffrey Wolf
	Title:	Chairman, President and Chief Executive Officer